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                                                                   EXHIBIT 10.25

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         MULTI-COLOR CORPORATION, an Ohio corporation (the "Company"), PNC BANK, OHIO, NATIONAL ASSOCIATION and STAR BANK, NATIONAL ASSOCIATION (each individually a "Lender" and collectively the "Lenders") and PNC BANK, OHIO, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), hereby agree as follows effective as of February 25, 1997 ("Effective Date"):

         1.       RECITALS.

                  1.1 On January 9, 1997, the Company, the Lenders and the Agent entered into a Second Amended and Restated Credit, Reimbursement and Security Agreement, which amended and fully restated a Credit, Reimbursement and Security Agreement dated as of July 15, 1994 (as amended and restated, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Credit Agreement.

                  1.2 The Company has requested that the Lenders amend the Credit Agreement as provided herein, and the Lenders are willing to do so subject to and in accordance with the terms of this First Amendment to Credit Agreement (this "Amendment").

         2.       AMENDMENT.

                  2.1 Section 1.1.2 of the Credit Agreement is hereby amended to provide as follows:

                  "1.1.2 "Advance" or "Advances" will mean Revolving Credit Loans or Non-Revolving Credit Loans, as the case may be."

                  2.2 Item (b) of Section 1.1.49 (definition of Eligible Inventory) of the Credit Agreement is hereby amended to provide as follows: "(b) any Inventory not in the actual possession of the Company or any Inventory in the possession of a bailee, warehouseman, consignee, subcontractor or similar third party; provided, however, that up to $500,000 of Inventory in the possession of a consignee will be Eligible Inventory if the Company has protected its interest in such consigned Inventory in accordance with applicable law and to the Lenders' satisfaction, including but not limited to filing (and continuing as and when required) UCC financing statements giving notice of the consignment and giving written notice of the consignment to all secured parties claiming a security interest in the consignee's inventory, in each case prior to such consignee receiving any Inventory, and if the Lenders' security interest in such Inventory remains a perfected first priority security interest,".



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                  2.3 Section 1.1.123 of the Credit Agreement is hereby amended to provide as follows:

                  "1.1.123 "Revolving Credit Facility" or "Revolving Credit Facilities" will mean the Credit Facilities described in Sections 2.1 and 2.2, below."

                  2.4 The following Section 2.2 is hereby added to the Credit
Agreement:

                  "2.2 NON-REVOLVING CREDIT FACILITY.

                           2.2.1 Each Lender severally agrees to make, subject to the terms and conditions set forth herein and in the promissory notes evidencing such loans, non-revolving credit loans ("Non-Revolving Credit Loans") to the Company upon the Company's request in an amount not to exceed $1,000,000 for each Lender and $2,000,000 in the aggregate for all Lenders, provided that no Event of Default exists.

                           2.2.2 The Non-Revolving Credit Loans will be evidenced by the Non-Revolving Credit Notes made by the Company to the order of the Lenders and will bear interest and be payable in the manner set forth herein and therein. The Non-Revolving Credit Loans will bear interest at a rate per annum equal to the interest rate for Revolving Credit Loans, as selected by the Company from time to time in a Notice of Borrowing. The Company will pay to the Agent for the account of the Lenders the outstanding principal of, and all accrued and unpaid interest on, all Non-Revolving Credit Loans on August _____, 1997.

                           2.2.3 Each Non-Revolving Credit Loan shall bear interest from the Borrowing Date thereof on the principal amount thereof from time to time outstanding until due and payable (whether at the stated maturity, by acceleration or otherwise) as follows: (a) in the case of a Base Rate Advance, at a fluctuating rate per annum equal to the Base Rate as from time to time in effect plus the Applicable Margin and (b) in the case of a Eurodollar Rate Advance, at a rate per annum equal to the Eurodollar Rate for the Interest Period applicable to such Eurodollar Rate Advance plus the Applicable Margin.

                           2.2.4 Accrued interest under the Non-Revolving Credit Loans shall be payable (i) monthly on the first day of each month, (ii) on the date any such Advance is converted or continued (if applicable) or paid in full, (iii) on the maturity date thereof, and (iv) after maturity, on demand.

                           2.2.5 The Company may borrow and repay Non-Revolving Credit Loans subject to the terms, conditions and limits set forth herein and in the Non- Revolving Credit Notes but amounts borrowed and repaid may not be reborrowed. Each Lender is authorized to record in its books and records the

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         date and amount of each advance and payment under the Non-Revolving
         Credit Loans, and other information related thereto, which books and records will constitute PRIMA FACIE evidence of the accuracy of the information so recorded; provided, however, that failure of any Lender to record, or any error in recording, any such information will not relieve the Company of any of its obligations under this Agreement, any Note or any of the Security Documents.

                           2.2.6 The Non-Revolving Credit Loans are intended to be temporary credit facilities until the new industrial revenue bonds relating to the Company's Scottsburg, Indiana facility are issued."

                  2.5 Section 10.11 of the Credit Agreement is hereby amended to provide as follows:

                  "10.11 REDEMPTIONS. Purchase, retire, redeem or otherwise acquire for value, directly or indirectly, any shares of its capital stock now or hereafter outstanding, or set aside any funds or other property for any such purpose; PROVIDED, HOWEVER, that so long as no Default or Event of Default has occurred and is continuing, the Company may utilize up to $25,000 to redeem outstanding shares of its common stock during the Fiscal Quarter ending March 31, 1997; and PROVIDED, FURTHER, that after September 30, 1997 and so long as no Default or Event of Default has occurred and is continuing, the Company may utilize up to 25% of Excess Cash Flow for each Fiscal Quarter, but not more than $25,000 for any Fiscal Quarter, to redeem outstanding shares of its common stock."

                  2.6 Section 10.13 of the Credit Agreement is hereby amended to provide as follows:

                  "10.13 INVESTMENTS, LOANS AND ADVANCES. Make or commit to make any loan, extension of credit, advance or contribution of capital to any Person, or purchase, acquire or hold any stock, equity interest, other securities or evidences of indebtedness of, or make any investment or purchase, acquire or hold any interest whatsoever in, any other Person other than (a) loans, extensions of credit, advances or contributions of capital to its Subsidiary, Laser Graphic Systems, Incorporated, not to exceed $750,000 in the aggregate; (b) advances to employees of the Company not to exceed $10,000 per employee or $100,000 in the aggregate when cumulated with all other such employee advances to cover reasonable expenses of employees, such as travel expenses, or to cover reasonable cash advances against employees' salaries; and (c) short term investments of excess working capital invested in one or more of the following: (i) investments (of one (1) year or less) in direct or guaranteed obligations of the United States, or any agencies thereof; and (ii) investments (of one (1) year or less) in certificates of deposit of banks or trust companies organized under the laws of the United States or any jurisdiction thereof, PROVIDED that such banks or trust

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         companies are insured by the Federal Deposit Insurance Corporation and have capital in excess of $150,000,000."

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY. To induce the Lenders and the Agent to enter into this Amendment, the Company represents and warrants as follows:

                  3.1 The representations and warranties of the Company contained in Section 8 of the Credit Agreement are deemed to have been made again on and as of the date of execution of this Amendment and are true and correct as of the date of the execution of this Amendment.

                  3.2 No Event of Default (as such term is defined in Section 11 of the Credit Agreement) or event or condition which with the lapse of time or giving of notice or both would constitute an Event of Default exists on the date hereof.

                  3.3 The person executing this Amendment is a duly elected and acting officer of the Company and is duly authorized by the Board of Directors of the Company to execute and deliver this Amendment on behalf of the Company.

         4. CLAIMS AND RELEASE OF CLAIMS BY THE COMPANY. The Company represents and warrants that the Company does not have any claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, "Claims") against the Lenders or the Agent, their respective direct or indirect parent corporations or any direct or indirect affiliates of such parent corporation, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the successors or assigns of any of them (collectively, "Lender Parties") that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to the Lenders and the Agent to enter into this Amendment, the Company on behalf of itself, and all of its successors and assigns hereby knowingly and voluntarily releases and discharges all Lender Parties from any and all Claims, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term "Prior Related Event" means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Credit Agreement or any documents executed in connection with the Credit Agreement or which was related to or connected in any manner, directly or indirectly to the Notes or Letters of Credit.

         5. CONDITIONS. The Lenders' and Agent's obligations pursuant to this Amendment are subject to the following conditions:

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                  5.1 The Agent shall have received for the account of the
Lenders an amendment fee of $2,000.

                  5.2 The Agent shall have been furnished copies, certified by the Secretary or Assistant Secretary of the Company, of resolutions of the Board of Directors of the Company authorizing the execution of this Amendment, the Non-Revolving Credit Notes and all other documents executed in connection herewith.

                  5.3 The representations and warranties of the Company in
Section 3, above, shall be true.

                  5.4 The Company shall pay all expenses and attorneys fees incurred by the Lenders in connection with the preparation, execution and delivery of this Amendment and related documents.

         6.       GENERAL.

                  6.1 Except as expressly modified herein, the Credit Agreement is and remains in full force and effect.

                  6.2 Nothing contained herein will be construed as waiving any Default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of the Lenders or the Agent under or with respect to the Credit Agreement or any agreement or instrument guaranteeing, securing or otherwise relating to the Credit Agreement.

                  6.3 This Amendment will be binding upon and inure to the benefit of the Company, the Lenders and the Agent and their respective successors and assigns.

                  6.4 All representations, warranties and covenants made by the Company herein will survive the execution and delivery of this Amendment.

                  6.5 This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

                  6.6 This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

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         Executed as of the Effective Date.


                                    MULTI-COLOR CORPORATION,
                                      as Company

                                    By:/s/ WILLIAM R. COCHRAN
                                       ----------------------------------------
                                    Print Name: William R. Cochran
                                               --------------------------------
                                    Title: VP/CEO
                                          -------------------------------------

                                    PNC BANK, OHIO,
                                      NATIONAL ASSOCIATION,
                                      on its own behalf as Lender and as Agent

                                    By:/s/ JOHN L. NOELLKE
                                       ----------------------------------------
                                    Print Name: John L. Noellke
                                               --------------------------------
                                    Title: Senior Vice President
                                          -------------------------------------

                                    STAR BANK,
                                      NATIONAL ASSOCIATION,
                                      as Lender

                                    By:/s/ ANDREW T. HAWKING
                                       ----------------------------------------
                                    Print Name: Andrew T. Hawking
                                               --------------------------------
                                    Title: Senior Vice President
                                          -------------------------------------


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                          CERTIFICATE OF THE SECRETARY
                                       OF
                             MULTI-COLOR CORPORATION

         The undersigned, Secretary of Multi-Color Corporation (the "Corporation"), hereby certifies to PNC Bank, Ohio, National Association, as Agent, as follows:

         1. The following Resolution was duly adopted and is a binding resolution of the Corporation:

                  RESOLVED, that the Corporation enter into an amendment to the Second Amended and Restated Credit, Reimbursement and Security Agreement (the "Credit Agreement") by and between the Corporation and PNC Bank, Ohio, National Association, as Agent and Lender and Star Bank, National Association, as Lender, dated January 9, 1997 to (i) amend certain provisions of the Credit Agreement, and (ii) release any claims the Corporation may have against the Lenders or the Agent and certain other persons and/or entities, and that the President, any Vice President or the Chief Financial Officer be, and they each hereby are, authorized to execute any and all documents to effect the same, including but not limited to a First Amendment to Credit Agreement and Non-Revolving Credit Notes, which documents shall contain such terms, conditions, releases and other agreements as any one of such officers in his or her sole discretion deems appropriate.

                  FURTHER RESOLVED, that it is in the Corporation's best interests to guarantee all of the obligations of its wholly-owned subsidiary, Laser Graphic Systems, Incorporated, to PNC Bank, Ohio, National Association and Star Bank, National Association, and that the President or any Vice President be, and they each hereby are, authorized to execute any and all documents to effect the same, including but not limited to a Guarantee containing such terms, conditions and other agreements as any one of such officers in his or her sole discretion deems appropriate, and that all documents or agreements heretofore executed and acts or things heretofore done to effectuate such guarantee are hereby ratified, confirmed and approved in all respects as the act or acts of the Corporation.

         2. The following is a complete and accurate list of the officers of the Corporation as of February _____, 1997:

         President...................................      John C. Court
         Vice President..............................      John D. Littlehale
         Secretary...................................      John D. Littlehale
         Chief Financial Officer.....................      William R. Cochran


                                                  /s/ JOHN D. LITTLEHALE
                                                 ------------------------------
                                                          Secretary